Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on six hundred thirteen (613) mortgage loans acquired by Blackstone Residential Operating Partnership LP (the “Client”) via Reliance Letters or reviewed directly for the Client. The Review was conducted from June 2020 through April 2021 on loans with origination dates from October 2019 through October 2020 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for paid-in-full mortgage loans or other items that were not disclosed to AMC. The final population of the Review covered six hundred thirteen (613) mortgage loans totaling an aggregate original principal balance of approximately $104.262 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

Within this population there were six hundred thirteen (613) mortgage loans reviewed by AMC to nationally recognized statistical rating organizations, NRSRO(s), standards for compliance, credit, and valuation (the “Mortgage Review”). Six hundred thirteen (613) loans were not reviewed for compliance given the stated loan purpose (the “Leases Review”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified above.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided to AMC on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Bathrooms	Cash From Borrower	Interest Rate Initial Cap	Original CLTV	Representative FICO
# of Bedrooms	Cash To Borrower	Interest Rate Initial Floor	Original Interest Rate	Rounding Factor
# of Units	City	Interest Rate Life Cap	Original Loan Amount	State
Amortization Term	Coborrower First Name	Interest Rate Periodic Cap	Original LTV	Street
Amortization Type	Coborrower Full Name	Investor: Qualifying Total Debt Ratio	Original P&I	Zip
Appraisal As-Is Value	Coborrower Last Name	Lien Position	Original Term
Appraisal Date	Coborrower SSN	Lookback Period	Payment Change Frequency
Appraised Value	Contract Sales Price	LTV Valuation Value	Prepayment Penalty
As-Is Value Used For LTV Calculation	First Payment Date	Margin	Prepayment Penalty Period (months)
Balloon Flag	Guarantor 1 Last Name	Maturity Date	Prepayment Terms
Borrower First Name	Guarantor 2 Last Name	Next Interest Rate Change Date	Product Description

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Borrower Full Name	Index Type	Next Payment Change Date	Property Type
Borrower Last Name	Interest Only	Note Date	Purpose
Borrower SSN	Interest Rate Change Frequency	Occupancy	Refi Purpose

Additional information about the data integrity review is included in Item 5 below.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (613 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6)  Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY

Please note that all six hundred thirteen (613). Leases were not subjected to a compliance review and did not receive a compliance grade.

CREDIT RESULTS SUMMARY

Within the securitization population, 67.92% of the loans by number possessed an “A” credit grade and 32.08% of the loans by number possessed a “B” credit grade or higher. The “B” grades correspond to one hundred ninety-seven (197) loans. Zero (0) loans received a credit grade of “C”.

NRSRO Grade (Kroll & S&P)	# Loans	% of Loans
A	415	67.70%
B	198	32.30%
C	0	0.00%
D	0	0.00%
Total	613	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 99.67% of the loans by number possessed an “A” property grade and 0.32% of the loans by number possessed a “B” property grade or higher. The “B” grades correspond to one (1) loan. Zero (0) loans received a property grade of “C”. Zero (0) loans received a property grade of “D”.

NRSRO Grade (Kroll & S&P)	# Loans	% of Loans
A	611	99.67%
B	2	0.32%

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C	0	0.00%
D	0	0.00%
Total	613	100.00%

OVERALL RESULTS SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections above, 100% of the loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade (Kroll & S&P)	# Loans	% of Loans
A	414	67.54%
B	199	32.46%
C	0	0.00%
D	0	0.00%
Total	613	100.00%

*Some tables may not add to 100% due to rounding.

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	119
		Borrower and Mortgage Eligibility	58
		Loan Package Documentation	35
		Asset	14
		Credit	12
		Fix and Flip	10
		Insurance	5
		Property – Appraisal	3
		Appraisal Reconciliation	3
		Missing Document	3
		Fraud	3
		Collateral	2
		Legal / Regulatory / Compliance	1
		Title	1
		Total Credit Grade (B) Exceptions:	269
Total Credit Exceptions:			269
Property	B	Valuation	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			271

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred thirteen (613) loans reviewed, there were two thousand three hundred fifty-eight (2,358) different tape discrepancies across forty-eight (48) data fields (some loans had more than one data delta). Not all data fields were provided on all loans within the securitization population.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Bathrooms	6	16	37.50%	613
# of Bedrooms	2	16	12.50%	613
# of Units	27	533	5.07%	613
Amortization Term	1	140	0.71%	613
Amortization Type	0	67	0.00%	613
Appraisal As-Is Value	14	16	87.50%	613
Appraisal Date	308	330	93.33%	613
Appraised Value	20	345	5.80%	613
As-Is Value Used For LTV Calculation	3	21	14.29%	613
Balloon Flag	0	6	0.00%	613
Borrower First Name	97	134	72.39%	613
Borrower Full Name	274	323	84.83%	613
Borrower Last Name	126	160	78.75%	613
Borrower SSN	65	69	94.20%	613
Cash From Borrower	15	22	68.18%	613
Cash To Borrower	5	36	13.89%	613
City	29	564	5.14%	613
Coborrower First Name	13	14	92.86%	613
Coborrower Full Name	55	63	87.30%	613
Coborrower Last Name	13	14	92.86%	613
Coborrower SSN	8	8	100.00%	613
Contract Sales Price	44	110	40.00%	613
First Payment Date	3	613	0.49%	613
Guarantor 1 Last Name	55	56	98.21%	613
Guarantor 2 Last Name	9	9	100.00%	613
Index Type	2	7	28.57%	613
Interest Only	0	78	0.00%	613
Interest Rate Change Frequency	0	6	0.00%	613
Interest Rate Initial Cap	7	7	100.00%	613
Interest Rate Initial Floor	6	6	100.00%	613
Interest Rate Life Cap	1	1	100.00%	613
Interest Rate Periodic Cap	1	1	100.00%	613
Investor: Qualifying Total Debt Ratio	239	346	69.08%	613
Lien Position	0	140	0.00%	613
Lookback Period	0	6	0.00%	613
LTV Valuation Value	9	168	5.36%	613

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Margin	23	30	76.67%	613
Maturity Date	2	613	0.33%	613
Next Interest Rate Change Date	0	6	0.00%	613
Next Payment Change Date	0	6	0.00%	613
Note Date	7	460	1.52%	613
Occupancy	284	365	77.81%	613
Original CLTV	0	57	0.00%	613
Original Interest Rate	0	253	0.00%	613
Original Loan Amount	2	539	0.37%	613
Original LTV	51	579	8.81%	613
Original P&I	8	506	1.58%	613
Original Term	15	190	7.89%	613
Payment Change Frequency	0	6	0.00%	613
Prepayment Penalty	0	6	0.00%	613
Prepayment Penalty Period (months)	27	97	27.84%	613
Prepayment Terms	44	71	61.97%	613
Product Description	15	16	93.75%	613
Property Type	64	487	13.14%	613
Purpose	1	307	0.33%	613
Refi Purpose	4	110	3.64%	613
Representative FICO	270	589	45.84%	613
Rounding Factor	0	6	0.00%	613
State	19	564	3.37%	613
Street	46	572	8.04%	613
Zip	19	561	3.39%	613
Total	2,358	11,449	20.60%	613

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

*Some tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	594	96.27%	$100,377,575.00	96.90%
Adjustable	19	3.73%	$3,885,282.00	3.86%
Total	613	100.00%	$104,262,857.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	613	100.00%	$104,262,857.00	100.00%
Total	613	100.00%	$104,262,857.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	16	2.61%	$2,685,855.00	2.57%
Cash Out: Home Improvement/Renovation	5	0.81%	$958,755.00	0.92%

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Cash Out: Other/Multi-purpose/Unknown Purpose	372	60.69%	$65,714,205.00	63.03%
Limited Cash-Out	22	3.59%	$2,906,511.00	2.79%
First Time Home Purchase	8	1.30%	$1,039,006.00	1.00%
Other-than-first-time Home Purchase	97	15.82%	$14,586,279.00	13.99%
Rate/Term Refinance - Borrower Initiated	93	15.17%	$16,372,246.00	15.70%
Total	613	100.00%	$104,262,857.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	613	100.00%	$104,262,857.00	100.00%
Total	613	100.00%	$104,262,857.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	389	63.46%	$64,538,629.00	61.90%
Condo, Low Rise	12	1.96%	$1,971,035.00	1.89%
Townhouse	41	6.69%	$5,629,960.00	5.40%
2 Family	169	27.57%	$31,761,233.00	30.46%
3 Family	1	0.16%	$187,000.00	0.18%
4 Family	1	0.16%	$175,000.00	0.17%
Total	613	100.00%	$104,262,857.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	613	100.00%	$104,262,857.00	100.00%
Total	613	100.00%	$104,262,857.00	100.00%

Profile	Loan Count	% of Loans	Original Balance	% of Balance
Leases	613	100.00%	$104,262,857.00	100.00%
Total	613	100.00%	$104,262,857.00	100.00%

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